EXHIBIT 21.1

CIT GROUP INC. – Subsidiaries as of December 31, 2011	Domestic Jurisdiction	Country	Ownership Percent (legal title)*
505 CLO I Blocker Inc.	Delaware	United States	* 100%
505 CLO II Blocker Inc.	Delaware	United States	* 100%
505 CLO III Blocker Inc.	Delaware	United States	* 100%
Aireal Technologies of Harrisburg, LLC	Delaware	United States	100%
ATMOR Properties Inc.	Delaware	United States	100%
C.I.T. Leasing Corporation	Delaware	United States	100%
Capita Colombia Holdings Corp.	Delaware	United States	100%
Capita Corporation	Delaware	United States	100%
Capita International L.L.C.	Delaware	United States	100%
Capita Preferred Trust	Delaware	United States	100%
CFHE Funding Company LLC	Delaware	United States	100%
CIT Asset Management LLC	Delaware	United States	100%
CIT Capital Securities LLC	Delaware	United States	100%
CIT Capital Trust I	Delaware	United States	100%
CIT Capital USA Inc.	Delaware	United States	100%
CIT China 12, Inc.	Delaware	United States	100%
CIT China 13, Inc.	Delaware	United States	100%
CIT China 6, Inc.	Delaware	United States	100%
CIT China 7, Inc.	Delaware	United States	100%
CIT CLO Holding Corporation	Delaware	United States	100%
CIT CLO I Blocker Inc.	Delaware	United States	*
CIT CLO I LLC	Delaware	United States	*
CIT Commercial Services-Pan Pacific, Ltd.	Delaware	United States	100%
CIT Communications Finance Corporation	Delaware	United States	100%
CIT CRE LLC	Delaware	United States	100%
CIT Credit Finance Corp.	Delaware	United States	100%
CIT Credit Group USA Inc.	Delaware	United States	100%
CIT Education Loan Trust 2005-1	Delaware	United States	100%
CIT Education Loan Trust 2007-1	Delaware	United States	100%
CIT Education Loan Trust 2008-BBC	Delaware	United States	100%
CIT Education Loan Trust 2009-1	Delaware	United States	100%
CIT Education Loan Trust 2011-1	Delaware	United States	100%
CIT Equipment Collateral 2006-VT2	Delaware	United States	100%
CIT Equipment Collateral 2008-VT1	Delaware	United States	100%
CIT Equipment Collateral 2009-VT1	Delaware	United States	100%
CIT Equipment Collateral 2010-VT1	Delaware	United States	100%
CIT Equipment Trust – VFC Series II	Delaware	United States	100%
CIT Equipment Trust – VFC Series III	Delaware	United States	100%
CIT Equipment Trust – VFC Series IV	Delaware	United States	100%
CIT Finance LLC	Delaware	United States	100%
CIT Financial Ltd. of Puerto Rico	Delaware	United States	100%
CIT Financial USA, Inc.	Delaware	United States	100%
CIT Funding Company II, LLC	Delaware	United States	100%
CIT Funding Company III, LLC	Delaware	United States	100%
CIT Funding Company IV, LLC	Delaware	United States	100%
CIT Funding Company VI, LLC	Delaware	United States	100%
CIT Funding Company, LLC	Delaware	United States	100%
CIT Funds LLC	Delaware	United States	100%
CIT Group (NJ) LLC	Delaware	United States	100%
CIT Group Funding Company of Delaware LLC	Delaware	United States	100%
CIT Group SF Holding Co., Inc.	Delaware	United States	100%
CIT Healthcare LLC	Delaware	United States	100%

* CIT may not hold majority of legal title but retains some control over entity.

CIT GROUP INC. – Subsidiaries as of December 31, 2011	Domestic Jurisdiction	Country	Ownership Percent (legal title)*
CIT Home Lending Securitization Company, LLC	Delaware	United States	100%
CIT Insurance Agency, Inc.	Delaware	United States	100%
CIT Lending Services Corporation	Delaware	United States	100%
CIT Lending Services Corporation (Illinois)	Delaware	United States	100%
CIT Loan Corporation	Delaware	United States	100%
CIT Lodi LLC	Delaware	United States	100%
CIT Middle Market Funding Company, LLC	Delaware	United States	100%
CIT Middle Market Holdings, LLC	Delaware	United States	100%
CIT Middle Market Loan Partnership Trust I	Delaware	United States	* 100%
CIT Middle Market Loan Partnership Trust II	Delaware	United States	* 100%
CIT Middle Market Loan Partnership Trust III	Delaware	United States	* 100%
CIT Middle Market Loan Trust	Delaware	United States	* 100%
CIT Middle Market Loan Trust I	Delaware	United States	* 100%
CIT Middle Market Loan Trust II	Delaware	United States	* 100%
CIT Middle Market Loan Trust III	Delaware	United States	* 100%
CIT Millbury Inc.	Delaware	United States	100%
CIT Peakers LLC	Delaware	United States	100%
CIT Project Finance Manager, L.L.C.	Delaware	United States	100%
CIT Rail Leasing Trust I	Delaware	United States	100%
CIT Rail LLC	Delaware	United States	100%
CIT Railcar Funding Company, LLC	Delaware	United States	100%
CIT Railcar Note Purchasing, LLC	Delaware	United States	100%
CIT SBL Property Holdings Corporation	Delaware	United States	* 100%
CIT Small Business Lending Corporation	Delaware	United States	100%
CIT Small Business Loan Trust 2007-1	Delaware	United States	100%
CIT Small Business Loan Trust 2008-1	Delaware	United States	100%
CIT Technology Financing Services I LLC	Delaware	United States	100%
CIT Technology Financing Services II LLC	Delaware	United States	100%
CIT Trade Finance Funding Company, LLC	Delaware	United States	100%
CLM VII LLC	Delaware	United States	100%
CLM VIII LLC	Delaware	United States	100%
CMS Funding Company LLC	Delaware	United States	100%
Education Funding Capital I, LLC	Delaware	United States	100%
Education Funding Capital Trust-II	Delaware	United States	100%
Education Funding Capital Trust-III	Delaware	United States	100%
Education Funding Capital Trust-IV	Delaware	United States	100%
Education Funding Resources III, LLC	Delaware	United States	100%
Education Funding Resources, LLC	Delaware	United States	100%
Education Lending Services, Inc.	Delaware	United States	100%
Education Loan Servicing Corporation	Delaware	United States	100%
FH Transaction Corp.	Delaware	United States	72%
Flex Asset Management Corporation	Delaware	United States	100%
Flex Holdings, LLC	Delaware	United States	72%
Flex Leasing Corporation	Delaware	United States	100%
Flex Leasing I, LLC	Delaware	United States	72%
Flex Leasing II, LLC	Delaware	United States	100%
Flex Mexico Corp.	Delaware	United States	100%
Franchise Portfolio 1, Inc.	Delaware	United States	100%
Graybar Financial Services LLC	Delaware	United States	75%
Husky Loan Company 2, LLC	Delaware	United States	100%
Imaginarium LLC	Delaware	United States	100%
Memphis Peaking Power LLC	Delaware	United States	100%
Millennium Leasing Company I LLC	Delaware	United States	100%
Millennium Leasing Company II LLC	Delaware	United States	100%
Montana OL1 LLC	Delaware	United States	100%

* CIT may not hold majority of legal title but retains some control over entity.

CIT GROUP INC. – Subsidiaries as of December 31, 2011	Domestic Jurisdiction	Country	Ownership Percent (legal title)*
Montana OP1 LLC	Delaware	United States	100%
Montana OPCM1A LLC	Delaware	United States	100%
Montana OPCM1B LLC	Delaware	United States	100%
Namekeepers LLC	Delaware	United States	100%
North Romeo Storage Corporation	Delaware	United States	100%
Student Loan Xpress, Inc.	Delaware	United States	100%
SW Holding Corp.	Delaware	United States	100%
The CIT GP Corporation II	Delaware	United States	100%
The CIT GP Corporation III	Delaware	United States	100%
The CIT Group Securitization Corporation II	Delaware	United States	100%
The CIT Group Securitization Corporation III	Delaware	United States	100%
The CIT Group Securitization Corporation IV	Delaware	United States	100%
The CIT Group/Capital Finance, Inc.	Delaware	United States	100%
The CIT Group/Commercial Services, Inc. (Va.)	Delaware	United States	100%
The CIT Group/Corporate Aviation, Inc.	Delaware	United States	100%
The CIT Group/Equipment Financing, Inc.	Delaware	United States	100%
Waste to Energy II LLC	Delaware	United States	50%
The CIT GP Corporation	Illinois	United States	100%
CIT Technology Financing Services, Inc.	Massachusetts	United States	100%
CIT Technologies Corporation	Michigan	United States	100%
CIT Insurance Company Limited	Missouri	United States	100%
The CIT Group/BC Securities Investment, Inc.	New Jersey	United States	100%
The CIT Group/CmS Securities Investment, Inc.	New Jersey	United States	100%
The CIT Group/Equity Investments, Inc.	New Jersey	United States	100%
The CIT Group/FM Securities Investment, Inc.	New Jersey	United States	100%
The CIT Group/LsC Securities Investment, Inc.	New Jersey	United States	100%
The CIT Group/Venture Capital, Inc.	New Jersey	United States	100%
JAM Funding Corp.	New York	United States	100%
The CIT Group/Business Credit, Inc.	New York	United States	100%
The CIT Group/Commercial Services, Inc.	New York	United States	100%
The CIT Group/Consumer Finance, Inc. (NY)	New York	United States	100%
The CIT Group/Factoring One, Inc.	New York	United States	100%
CIT Bank	Utah	United States	100%
The Equipment Insurance Company	Vermont	United States	100%
CIT Financial de Puerto Rico, Inc.	Puerto Rico	Puerto Rico	100%
CIT Asset Finance (UK) Limited	England	United Kingdom	100%
CIT Aviation Finance I (UK) Limited	England	United Kingdom	* 10%
CIT Aviation Finance II (UK) Limited	England	United Kingdom	* 10%
CIT Bank Limited	England	United Kingdom	100%
CIT Capital Aviation (UK) Limited	England	United Kingdom	100%
CIT Capital Finance (UK) Limited	England	United Kingdom	100%
CIT Commercial (UK) Limited	England	United Kingdom	100%
CIT Equipment Finance (UK) Limited	England	United Kingdom	100%
CIT Group (NFL) Limited	England	United Kingdom	100%
CIT Group (UK) Limited	England	United Kingdom	100%
CIT Group (UK) Vendor Services Limited (in liquidation)	England	United Kingdom	100%
CIT Group Holdings (UK) Limited	England	United Kingdom	100%
CIT Lease Limited	England	United Kingdom	100%
CIT Vendor Finance (UK) Limited	England	United Kingdom	100%
ERF Leasing Limited	England	United Kingdom	100%
CIT Vendor Finance I Limited	Isle of Jersey	United Kingdom	100%
CIT Group (Taiwan) Limited	Taiwan	Taiwan	100%
CIT Group (Switzerland) AG	Switzerland	Switzerland	100%
CIT Aerospace Sweden AB	Sweden	Sweden	100%
CIT Group (Nordic) AB	Sweden	Sweden	100%

* CIT may not hold majority of legal title but retains some control over entity.

CIT GROUP INC. – Subsidiaries as of December 31, 2011	Domestic Jurisdiction	Country	Ownership Percent (legal title)*
Newcourt Financial Espana S.A.	Spain	Spain	100%
CIT Aerospace Asia Pte Ltd.	Singapore	Singapore	100%
CIT Group (Singapore) Pte Ltd	Singapore	Singapore	100%
CIT Group Capital Finance (Singapore) Pte Ltd.	Singapore	Singapore	100%
Newcourt Financial CIS, LLC	Moscow	Russian Federation	100%
CIT Group (Portugal) – Renting, Lda.	Portugal	Portugal	100%
Newcourt Financial Polska Sp. zo o	Poland	Poland	100%
CIT Funding (Nederland) B.V.	Netherlands	Netherlands	100%
CIT Group (Nederland) B.V.	Netherlands	Netherlands	100%
CIT Group Holdings B.V.	Netherlands	Netherlands	100%
CIT Holdings B.V.	Netherlands	Netherlands	100%
CIT Transportation Holdings B.V.	Netherlands	Netherlands	100%
CIT TRS Funding B.V.	Netherlands	Netherlands	100%
CIT TRS Holdings B.V.	Netherlands	Netherlands	100%
CIT TRS Subsidiary B.V.	Netherlands	Netherlands	100%
Emerald Funding (Netherlands) C.V.	Netherlands	Netherlands	100%
Emerald Funding (No. 3) C.V.	Netherlands	Netherlands	100%
Emerald Holdings C.V.	Netherlands	Netherlands	100%
Arrendadora Capita Corporation, S.A. de C.V.	Mexico	Mexico	100%
Capita Servicios, S. DE R.L. DE C.V.	Mexico	Mexico	100%
The Capita Corporation de Mexico, S.A. De C.V. SOFOM, E.N.R.	Mexico	Mexico	100%
Xerox Leasing de Mexico S. de R.L. de C.V.	Mexico	Mexico	55%
Capita Funding de México, Sociedad Anónima de Capital Variable SOFOM ENR	Mexico, D.F.	Mexico	100%
CIT International (Malaysia) Sdn. Bhd.	Kuala Lumpur	Malaysia	100%
CIT Malaysia One, Inc.	Labuan	Malaysia	100%
Chessman S.a.r.l.	Luxembourg	Luxembourg	100%
CIT Luxembourg Cobblestone Leasing, SARL	Luxembourg	Luxembourg	100%
Crystal Bole S.a.r.l.	Luxembourg	Luxembourg	100%
CIT Financial (Korea) Limited	Seoul	Korea, Republic Of	100%
CIT Vendor Finance Japan K.K.	Japan	Japan	100%
CIT Group Italy Srl	Italy	Italy	100%
Baliardo Limited	Ireland	Ireland	*
Centennial Aviation (Ireland) 1, Limited	Ireland	Ireland	100%
Centennial Aviation (Ireland) 6, Limited	Ireland	Ireland	100%
Centennial Aviation (Ireland) 7, Limited	Ireland	Ireland	100%
CIT Aerospace International	Ireland	Ireland	100%
CIT Aerospace International Leasing II	Ireland	Ireland	100%
CIT Aviation Finance I (Ireland) Limited	Ireland	Ireland	* 10%
CIT Aviation Finance II (Ireland) Limited	Ireland	Ireland	* 10%
CIT Brisk Winds Aircraft Leasing, Limited (in liquidation)	Ireland	Ireland	100%
CIT Capital Finance (Ireland) Limited	Ireland	Ireland	100%
CIT Emerald Isle Leasing, Limited (in liquidation)	Ireland	Ireland	100%
CIT Finance No.1 (Ireland) Limited	Ireland	Ireland	100%
CIT Finance No.2 (Ireland) Limited	Ireland	Ireland	100%
CIT Group Finance (Ireland)	Ireland	Ireland	100%
CIT Holdings (Ireland) Limited	Ireland	Ireland	100%
CIT Holdings No. 2 (Ireland)	Ireland	Ireland	100%
Equipment Protection Services (Europe) Limited	Ireland	Ireland	100%
Flugzeug Limited	Ireland	Ireland	100%
Jessica Leasing Limited	Ireland	Ireland	*
Madeleine Leasing Limited	Ireland	Ireland	*
Rita Leasing Limited	Ireland	Ireland	*
CIT Group (Hungary) Financial Servicing Limited Liability Company	Hungary	Hungary	100%
CIT Financial (Hong Kong) Limited	Hong Kong	Hong Kong	100%
The CIT Group/Commercial Services (Asia), Limited	Hong Kong	Hong Kong	100%

* CIT may not hold majority of legal title but retains some control over entity.

CIT GROUP INC. – Subsidiaries as of December 31, 2011	Domestic Jurisdiction	Country	Ownership Percent (legal title)*
CIT Commercial Services (Europe) GmbH	Frankfurt am Main	Germany	100%
CIT Group Holding (Germany) GmbH	Germany	Germany	100%
CIT Leasing (Germany) GmbH	Germany	Germany	100%
CIT Technology Finance (Germany) GmbH	Germany	Germany	100%
Centennial Aviation (France) 1, SARL	France	France	100%
Centennial Aviation (France) 2, SARL	France	France	100%
CIT (France) SA	France	France	100%
CIT (France) SAS	France	France	100%
CIT Aerospace International (France) Sarl	France	France	100%
CIT Aviation Finance I (France) Sarl	France	France	* 10%
CIT Aviation Finance II (France) Sarl	France	France	* 10%
CIT Group Location (France) SAS	Nanterre	France	100%
CIT Global Vendor Services S.A.	Colombia	Colombia	100%
CIT Finance & Leasing Corporation	Bejing	China	100%
CIT Leasing Chile Limitada	Chile	Chile	100%
505 CLO I Ltd.	Cayman Islands	Cayman Islands	*
505 CLO II Ltd.	Cayman Islands	Cayman Islands	*
505 CLO III Ltd.	Cayman Islands	Cayman Islands	*
505 CLO IV Ltd.	Cayman Islands	Cayman Islands	*
CIT Cayman Blue Lagoon Leasing, Ltd.	Cayman Islands	Cayman Islands	100%
CIT Cayman Coconut Palm Leasing, Ltd.	Cayman Islands	Cayman Islands	100%
CIT Cayman Sandy Keys Leasing, Ltd.	Cayman Islands	Cayman Islands	100%
CIT CLO Holdings II, Ltd.	Cayman Islands	Cayman Islands	100%
CIT CLO Holdings, Ltd.	Cayman Islands	Cayman Islands	100%
CIT CLO I Ltd.	Cayman Islands	Cayman Islands	*
CIT Education Loan Residual Holdings, Ltd.	Cayman Islands	Cayman Islands	100%
CIT Education Loan Trust Holdings, Ltd.	Cayman Islands	Cayman Islands	* 100%
CIT SBL 2008-1, Ltd.	Cayman Islands	Cayman Islands	* 100%
CIT SBL Holdings, Ltd.	Cayman Islands	Cayman Islands	* 100%
CIT SLX Issuer Holdings, Ltd.	Cayman Islands	Cayman Islands	* 100%
CIT SLX Residual Holdings, Ltd.	Cayman Islands	Cayman Islands	100%
544211 Alberta Ltd.	Alberta	Canada	100%
555565 Alberta Ltd.	Alberta	Canada	100%
555566 Alberta Ltd.	Alberta	Canada	100%
991102 Alberta Ltd.	Alberta	Canada	100%
CIT Canada Funding ULC Services Financiers CIT Du Canada ULC	Alberta	Canada	100%
CIT Financial (Alberta) ULC Services Financiers CIT (Alberta) ULC	Alberta	Canada	100%
CIT Holdings Canada ULC	Alberta	Canada	100%
3068234 Canada Inc.	Federal	Canada	100%
3918041 Canada Inc.	Federal	Canada	100%
CIT Canada Equipment Receivables Trust	Federal	Canada	100%
CIT Canada Equipment Receivables Trust II	Federal	Canada	100%
CIT Mezzanine Partners of Canada Limited	Federal	Canada	100%
1143986 Ontario Limited	Ontario	Canada	50%
1244771 Ontario Limited	Ontario	Canada	100%
1865791 Ontario Limited	Ontario	Canada	100%
Capita Canadian Trust	Ontario	Canada	100%
CIT Canadian Funding Trust	Ontario	Canada	100%
CIT Canadian VFN Trust	Ontario	Canada	100%
CIT Financial Ltd./Services Financiers CIT Ltee.	Ontario	Canada	100%
Banco Commercial Investment Trust do Brasil S.A. – Banco M|$$|Aaultiplo	Brazil	Brazil	100%
The Capita Corporation do Brasil Ltda	Brazil	Brazil	100%
Centennial Aviation (Bermuda) 1, Ltd.	Bermuda	Bermuda	100%
CIT Aviation Finance I Ltd.	Bermuda	Bermuda	* 10%
CIT Aviation Finance II Ltd.	Bermuda	Bermuda	* 10%

* CIT may not hold majority of legal title but retains some control over entity.

CIT GROUP INC. – Subsidiaries as of December 31, 2011	Domestic Jurisdiction	Country	Ownership Percent (legal title)*
CIT Aviation Note Purchasing Ltd.	Bermuda	Bermuda	100%
CIT Financial (Bermuda) Limited	Bermuda	Bermuda	100%
CIT FSC Eighteen, Ltd.	Bermuda	Bermuda	100%
CIT FSC Nineteen, Ltd.	Bermuda	Bermuda	100%
CIT Leasing (Bermuda), Ltd.	Bermuda	Bermuda	100%
CIT Aerospace, Belgium Sprl	Belgium	Belgium	100%
CIT Group (Belgium) NV	Belgium	Belgium	100%
CIT Financial (Barbados) SRL	Barbados	Barbados	100%
CIT Financial II (Barbados) Srl	Barbados	Barbados	100%
CIT Funding (Barbados) SRL	Barbados	Barbados	100%
CIT Holdings (Barbados) SRL	Barbados	Barbados	100%
Wellington Capital Corporation	Barbados	Barbados	100%
Worrell Capital Limited	Barbados	Barbados	100%
CIT Group (Austria) GmbH	Vienna	Austria	100%
CIT Aerospace (Australia) Pty Ltd	Australia	Australia	100%
CIT Aerospace Holdings (Australia) Pty Ltd	Australia	Australia	100%
CIT Aerospace International (Australia) Pty Ltd.	Victoria	Australia	100%
CIT Aerospace International (Aruba) A.V.V.	Aruba	Aruba	100%
CIT Leasing de Argentina S.R.L.	Argentina	Argentina	100%

* CIT may not hold majority of legal title but retains some control over entity.